
FRESH MEXICAN GRILL

William Blair & Company Small-Cap Growth Stock Conference

October, 2008

rubios.com

Forward-Looking Statements

Some of the information in this presentation may contain forward-looking statements regarding future events or the future financial performance of the Company. Forward-looking statements are based on management's current plans and assumptions and are subject to known and unknown risks and uncertainties, which may cause actual results to differ materially from expectations. You should not place reliance on forward-looking statements. The following are some of the considerations and factors that could materially affect our results: changes in comparable store sales growth and revenues, increased product costs, labor expense and other restaurant costs, the success of our promotions and marketing strategies, our ability to recruit and retain qualified personnel, adverse effects of weather, adequacy of reserves related to closed stores or stores to be sold, increased depreciation, asset write downs, or implementation costs related to the Rubio's marketing and concept positioning initiatives, our ability to manage ongoing and unanticipated costs, such as costs to comply with the Sarbanes-Oxley Act and other regulatory initiatives, litigation costs, our ability to implement a franchise strategy, our ability to open additional or maintain existing restaurants in the coming periods and the effects of ever-increasing competition. These and other factors that could materially affect our results can be found in our filings with the SEC including, without limitation, in the "Risk Factors" section of our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. The Company undertakes no obligation to release publicly the results of any revision to these forward-looking statements to reflect events or circumstances following the date of this presentation.

Who We Are…

- Fast Casual Mexican Concept inspired by the bold and distinctive flavors of Baja
- Currently operate 183 restaurants in 5 states (CA, AZ, NV, CO, UT)
- Average unit volume of $1.01 million as of 9/28/08
- Franchise locations on the Las Vegas Strip and licensed locations at Petco Park and Honda Center
- TTM revenue over $175 million as of September 2008


1. FLAVOR COMES FIRST
2. We never start your meal without YOU.
FRESH RULES
3. OUR CHIPS, SALSAS & GUACAMOLE ARE MADE FRESH
4. our signatue black & pinto beans are never refried
5. we use no Lard or MSG. Ever

World Famous Fish Taco – Where We Started



Gourmet
THE MAGAZINE OF GOOD LIVING
JANUARY 2000

TWO FOR THE ROAD
GRILL OF HIS DREAMS

RALPH RUBIO WENT TO BAJA AND BROUGHT BACK A PIECE OF FISH-TACO NIRVANA

BY JANE AND MICHAEL STERN

In the kitchen of RUBIO'S BAJA GRILL in La Jolla Village Square, north of San Diego, Ralph Rubio lifts a soft, steaming corn tortilla off the griddle. "Look how thick it is," he says, gently flapping the tan circle up and down to demonstrate its earthy opulence. It is so dense that it scarcely bends as the slow, undulating motion sends hot corn aroma radiating like some come-hither preprandial perfume. Using the tortilla like a small oven mitt, Rubio picks up a piece of fish that has just emerged from the deep-fryer. It is a hefty length of white fish with a brittle, gnarled crust. When Rubio uses two fingers of his free hand to break it in half, it comes apart with appetizing ease: Although crunchy on the outside, it is amazingly tender. The meat inside the crust falls into glistening flakes.

"This is the key to a fish taco," Rubio says, holding forth the broken fish on the thick tortilla. "Mouth feel. You want a tender corn tortilla with enough substance to be a tasty cushion, and your fish needs to absolutely crunch. Those two things together - soft and crisp - are what make it good. The texture itself is so pleasing that once your mouth knows it, you crave to bite into it again and again."



even heard of fish tacos in 1976, when Rubio, then a sophomore at San Diego State University, traveled down to Baja with his pals on spring break. He was looking only for sun and surf but was smitten by the fish tacos he found at stands all along the water in the village of San Felipe. "We ate fish tacos every day we were there," he recalls.

There was one Baja vendor Rubio especially liked, a man named Carlos, who ran a hole-in-the-wall taco stand with a ten-foot counter and a few stools. "He fried fish to order and put it on a warm tortilla," Rubio explains. "It was up to each customer to add white sauce, salsa, cabbage, guacamole, and lime juice. He charged 50 cents per taco in those days." Rubio was so enamored of Carlos's little fish stand that he pleaded with him to come north to San Diego and open a fish-taco restaurant there. "Mexican food in San Diego was so bland in those days," Rubio remembers. But Carlos was happy where he was and would not budge. One day he agreed to share his recipe, which Rubio jotted down on a scrap of paper pulled from his wallet. After working at several San Diego restaurants, Rubio finally took the recipe he had acquired and opened his own place with a sign that said "Rubio's - Home of the Fish Taco."

What Our Fans Say…

- **Best Signature Dish** – Rubio's fish taco.
- Two of the "Best" things in town are Chargers running back **LaDainian Tomlinson and fish tacos** (pictured: fish taco from Rubio's Fresh Mexican Grill).
  San Diego Magazine, June, 2005


SAN DIEGO
THE BEST of SAN DIEGO

- Rubio's Fresh Mexican Grill – **Best Fast Casual Mexican Restaurant**
  California Restaurant Association, June, 2005

- **"Rubio's Fish Tacos are to San Diego what Pizza is to New Yorkers.** A source of local comfort and pride."
  Every Day Rachel Ray, 2006

- Voted Best Taco Shop and **Best Fish Taco**
  San Diego Union Tribune, 2006


Rubio's

- "By 1983, Rubio had opened his first restaurant in a converted Orange Julius near the San Diego Zoo. Today he is regarded as the man who **introduced Baja-style fish tacos** to the United States."
  Kevin Pang, Food Writer, Chicago Tribune, 2007

- Rubio's Fish Taco Named **"Top Stadium Food"**
  Sports Illustrated, 2007

We Are Much More Than Seafood


Rubio's Variety - % of Sales By Item
Bowls 2.10%
Nahcos 2.25%
Enchiladas 1.78%
Other 3.70%
Quesadillas 3.82%
Taco 34.09%
Deli 4.38%
Kids 4.92%
GGT 8.36%
Salads 8.43%
Burritos 26.18%


Rubio's Variety - % of Sales by Protein
48% Total Seafood
Shrimp 8.3%
Mahi 4.1%
Steak 13.9%
Fish 35.6%
Carnitas 4.1%
Chicken 34.0%

- **Market Outlook**
- Strategy
- Results

Growth in Fast Casual Market (in billions)



$23.5
10.0% / yr.*
9.5% / yr.
$16.0
$14.6
2006
2007
2010

* Estimated Growth

Source: NRA

Industry Pressures

1. Food Cost

2. Healthy

3. Green/Packaging

4. Immigration

- Market Outlook
- **Strategy**
- Results

Target Segment


Great Taste
Adults 25-49 w/above average income & education who crave unsurpassed flavorful foods, are health conscious, have limited time for a meal or snack (10-30 minutes) and expect to spend $6-$10 for a meal.*

*Manhattan - $7-$12

Differentiated Products With Great Taste



Grilled Veggie Burrito



Grilled Salmon



Langostino Lobster



Crispy Shrimp



Blackened Mahi Mahi



Enchiladas



Carnitas Rajas Burritos & Tacos



Grilled Gourmet Tacos



Tropical Wrapsalada and Salad

July 2008 Menu


BURRITOS
Big Burrito Especial
Grilled Mesquite Shrimp
Grilled Mahi Mahi
Beer-Battered Fish
Bean & Cheese
Carnitas Rajas
Grilled Veggie
Baja Grill
HealthMex
Add pinto beans & a drink to any burrito $1.75
Cabo Plate
Fish Burrito & Fish Taco Plate
TACOS
World Famous Fish Taco
Fish Especial
Carnitas Rajas
Grilled Chicken
Grilled Steak
Any 2 different tacos from above
Grilled Mesquite Shrimp
Grilled Mahi Mahi
HealthMex
Street Taco
Add a drink to any plate $1.39
GRILLED GOURMET
TACO PLATES
Grilled Portobello & Poblano
Grilled Chicken
Sirloin Steak
Garlic Herb Shrimp
Any 2 different Grilled Gourmet Tacos
SALADS & BOWLS
Chopped
Tropical
Chipotle Ranch
Fiesta
Grilled Grande Bowl
KID'S MEALS
Choice of:
OTHER FAVORITES
Enchiladas
Three Cheese Quesadilla
Nachos Grande
Chicken Taquitos (3)
SIDES
Rice or Chips
Beans
Guacamole & Chips
DRINKS & DESSERTS
Soft Drinks
Bottled Water
Beer
Churro
Brownie

7/15/08-CMT-1 7/15/08-CMT-2 7/15/08-CMT-3 7/15/08-CMT-4 7/15/08-CMT-5

7.15.08 CMT

Re: The New Tacos Are Outstanding!!! __12-Aug-08 01:51pm__

The best steak taco I have ever tasted. After leaving the store I wanted to go back and get another one all night. The price is fine. People pay $200 for a pair of sheepskin boots, $4 for a gallon of gas, $2000 for a flat panel TV, $389 for Disneyland passes. Remember your not eating Dell Taco, or even Tito's Tacos. Your eating something that actually tastes great. I think I'm going over there today and try the shrimp taco.

Source: Yahoo Message Board


BEACH MEX is
fresh, unique, and flavorful
simple preparations, but complex tastes
highest quality ingredients
lighter, healthier, and completely soul-satisfying
respect for the planet
sitting in the shade of a palapa, celebrating life
¡Viva La Beach Mex!

Two-Pronged Limited Time Offers



5 Specials,
just $5 each
25 years later,
$5 still
goes a long way.
For a limited time only.



WRAPSALADAS™
NO FORK?
NO PROBLEM.
Our tastiest salads, wrapped in seasoned tortillas.



Langostino
LOBSTER
is back.
But not for long. Love them while they last.

Connected with our Targeted Guests in a Wired World

New Website Homepage


Rubio's
FRESH MEXICAN GRILL
Find my local Rubio's
• Company • Careers • Comments
MENU ORDER ONLINE SERVE A GROUP LOCATIONS RUBIO'S CARDS BEACH CLUB FUNDRAISERS COMMUNITY
It's not a destination.
IT'S A STATE OF MIND.
BEACH MEX.
OUR NET OVERFLOWETH.
Crispy Shrimp is back.
Got a BIG GROUP TO FEED?
Project Green

On-line Promotions


Get a Recycling Starter Kit.
bottlesandcans.com
Metro
Into the homestretch
Local Video
Blackened MAHI MAHI
Rubio's

Grow large, off premises sales to over $100,000 per restaurant

Premium, Eco-friendly Packaging


Rubio's
a-Go-Go

Online Web Ordering


Our food. Your place.
ORDER NOW

Focused Development Effort

Site Selection Process

- Fully-developed trade areas that have above average income
  - Office complexes
  - High volume, upscale retail centers
  - Lifestyle/entertainment centers
  - Urban power dining locations
- Maximize use of outdoor patio seating
- Rigorous pro forma after tax internal rate of return review (Target after Tax 20% IRR)

Compelling Unit Level Economics

Quality site selection and effective execution leads to superior returns

($ in thousands)	Comp Stores[1]	Targeted New Stores[2]
Restaurant sales	$1,015	$1,200
Net cash investment	$550	$600
Restaurant cash flow[3]	$163	$240
% Margin[3]	*16%*	*20%*
Cash return on cash investment[3]	*30%*	*40%*

(1) Figures reflect averages for the 160 Stores in the comparable base as of 8/24/08
(2) New Store targeted unit economics for year three in mature markets
(3) Computed using pre-tax restaurant cash flows

Foreclosure Maps - Denver


BOULDER
COUNTY
JEFFERSON
COUNTY
ADAMS
COUNTY
DIA
DENVER
ARAPAHOE
COUNTY
JEFFERSON
COUNTY
DOUGLAS
COUNTY
Foreclosed /
short sale
0.0% to 10.0%
10.1% to 20.0%
20.1% to 30.0%
30.1% to 50.0%
50.1% to 87.8%

THE WALL STREET JOURNAL.

WSJ.com

COMMERCIAL REAL ESTATE | OCTOBER 1, 2008

General Growth Properties' High-Risk Strategies Hit Home

Big Debts Incurred to Build Up Firm, Executives' Stock

By KRIS HUDSON

Senior executives at General Growth Properties Inc. built up the mall owner by loading it with debt and amassed their own wealth by borrowing heavily to buy its shares.

Now, both high-risk strategies have come crashing down. General Growth's stock has cratered some 73% in the past year as investors have worried about the company's ability to repay its $27 billion in debt…

Opportunity in Mature Trade Areas Evidenced by Recent NSO Success

New Store	Weeks Open	AWS	Annualized
San Jose, CA	21	21,456	$1.1MM
Rancho Cordova, CA	15	27,127	$1.4MM
Stockton, CA	12	21,170	$1.1MM
Pleasant Hill, CA	8	36,253	$1.9MM

Lease Expirations



41
25
24
26
19
16
2
11
10
11
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Summary

STRATEGY	PROGRESS
1. Create delicious Baja inspired foods	12 new items introduced
2. Position around Beach Mex with two-prong promotion strategy	Beach Shack 7% Mix GGTs – 7% Mix
3. Grow off premises business	From $25,000 to $47,000
4. Focus growth of new units in mature trade areas	Recent 4 units AUV run rate above $1.2 M
5. Maintain tight cost controls and achieve economies of scale	G&A $600,000 annual New systems installed

Cost Savings Initiatives

➢ G&A Restructure	\$300,000 '08 & \$600,000 '09
➢ Upgraded Labor Management System	Q2 '07 Q2 '08 32.0% to 31.3%
➢ Cost of Sales - Comprehensive Food Cost Review - Menu Cost - Multi-Sourcing	Q1 '08 Q2 '08 29.2% to 28.8%

Rubio's Competitive Edge

Adults 25-49 w/above average income & education who crave unsurpassed flavorful foods, are health conscious, have limited time for a meal or snack (10-30 minutes) and expect to spend $6-$10 for a meal.

Rubio's FRESH MEXICAN GRILL

Advantage vs. Competition

□ QSR's-Quality
□ Fast Casual-Variety/Unique Products
□ Casual Dining-Price/Cost

Strong Leverageable Team

	Years Experience	Previous Experience
Dan Pittard President & CEO	30	AMOCO, McKinsey&Company, PEPSICO, FritoLay
Marc Simon Senior V. P. Operations	30	Chipotle, Ernst & Young Quality In Everything We Do, McDonald's, America's Incredible Pizza Company
Larry Rusinko Senior V. P. Marketing	19	Panera Bread, Taco Bell, Friendly's
Ken Hull Senior V. P. Development	26	McDonald's, Frisch's, golden corral
Gerry Leneweaver Senior V. P. People Services	30	T.G.I. Friday's, Ground Round, FritoLay, PEPSICO, Pizza Hut, ATARI
Frank Henigman Chief Financial Officer	20	Shell, Merrill Lynch, Sumitomo Corporation

- Market Outlook
- Strategy
- **Results**

Value Perceptions Among Much of Core Target is Improving

Value for the Money


Income
80%
70%
60%
50%
40%
30%
20%
10%
0%
52%
69%
Under $50K
Over $50K
2005
2006
2007


Age
70%
60%
50%
40%
30%
20%
10%
0%
55%
64%
16-34yrs
35+yrs
2005
2006
2007

Unit Economics by AUV Tier*


67.0%
37.7%
4.9%
58.8%
30.1%
19.1%
55.5%
27.2%
25.1%
Below $0.8M
$1.1M-$1.3M
Above $1.3M
Total Labor
Total Cost of Sales
Cash Flow

* Data based on the Company's results for the trailing 52-weeks ended 8/24/08.

Comp Sales



4.9%
8.3%
7.8%
7.1%
1.7%
-3.3%
-3.9%
-2.1%
1.7%
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 thru 10/5/08

Adjusted EBITDA vs. Same Quarter Prior Year*



$2.5
($1.0)
'05
'06
$2.2
$2.8
'06
'07
$2.6
$3.3
'06
'07
$3.1
$3.8
'06
'07
$2.5
$2.4
'06
'07
$2.8
$1.4
'07
'08
$3.3
$3.4
'07
'08
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

*Adjusted EBITDA calculated as reported by the Company in its earnings releases for each of the quarterly periods listed above.


Rubio's
FRESH MEXICAN GRILL